UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Skyworks Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SKYWORKS SOLUTIONS, INC. ATTN: CORPORATE SECRETARY 5260 CALFORNIA AVENUE IRVINE, CA 92617-3073 Vote Virtually at the Meeting* May 11, 2022 11:00 a.m. PDT Virtually at: www.virtualshareholdermeeting.com/SWKS2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here to access the proxy materials and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D71197-P69582-Z82064 Your Vote Counts! SKYWORKS SOLUTIONS, INC. May 11, 2022, at 11:00 a.m. PDT Exclusively via live audio webcast at www.virtualshareholdermeeting.com/SWKS2022 Vote by 11:59 p.m. EDT on May 10, 2022 for shares held directly and by 11:59 p.m. EDT on May 6, 2022 for shares held in a Plan. 2022 Annual Meeting of Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 11, 2022 You invested in SKYWORKS SOLUTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Annual Report and Proxy Statement online by visiting www.ProxyVote.com OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D71198-P69582-Z82064 Against 1. To elect the following eight individuals nominated to serve as directors of the Company with terms expiring at the next Annual Meeting of Stockholders. Nominees: 1b. Kevin L. Beebe 1c. Liam K. Griffin 1a. Alan S. Batey 1d. Eric J. Guerin 1e. Christine King 1f. Suzanne E. McBride 1g. David P. McGlade 1h. Robert A. Schriesheim 2. To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2022. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement. 5. To approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority vote provisions relating to stockholder approval of a business combination with any related person. 6. To approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority vote provision relating to stockholder amendment of charter provisions governing directors. 7. To approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority vote provision relating to stockholder amendment of the charter provision governing action by stockholders. 8. To approve a stockholder proposal regarding the Company’s stockholder special meeting right. For For For For For For For For For For For For For For 4. To approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority vote provisions relating to stockholder approval of a merger or consolidation, disposition of all or substantially all of the Company’s assets, or issuance of a substantial amount of the Company’s securities.